UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2025

Turnstone Biologics Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41747	83-2909368
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9310 Athena Circle, Suite 300
La Jolla, California		92037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (347) 897-5988

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	TSBX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On February 4, 2025, Turnstone Biologics Corp. (the “Company” or “Turnstone”) issued a press release related to the Company’s pursuit of strategic alternatives. The full text of the Company’s press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On January 30, 2025, following a comprehensive evaluation of the Company’s business and the status of the Company’s programs, resources, and capabilities, the Company’s Board of Directors (the “Board”) approved the discontinuation of all clinical studies evaluating TIDAL-01 for all indications, and pursuit of strategic alternatives to enhance and preserve shareholder value, which may include exploration and evaluation of strategic options like a merger, reverse merger, other business combination, sale of assets, licensing, or other strategic transactions.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements expressed or implied in this Current Report include, but are not limited to, statements including but not limited to statements regarding the Company’s plans to explore and evaluate strategic options to enhance and preserve shareholder value; and the Company’s ability to enter into any agreements or transactions in connection with the exploration of potential strategic alternatives, or if complete, that any such agreements or transactions will be successful or on attractive terms. All statements, other than statements of historical fact, contained in this Current Report, including statements regarding future events are forward-looking statements and can be identifies by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “may,” “plan,” “potential,” “should,” “target,” “will” or “would,” or the negative of these terms or other comparable terminology. These statements are based on the current plans, objectives, estimates, expectations and intentions, beliefs and assumptions of our management team, and on information currently available to such management team and are not guarantees of future performance and inherently involve numerous risks and uncertainties, many of which are beyond Turnstone’s control. Turnstone undertakes no obligation to update or revise publicly any of the forward-looking statements after the date hereof to conform the statements to actual results or changed expectations except as required by law. The reader is cautioned not to place undue reliance on forward-looking statements. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, but are not limited to, risks and uncertainties related to: the Company’s ability to execute its planned exploration and evaluation of strategic alternatives; and unexpected demands on the Company’s cash resources; and other risks, including those described under the heading “Risk Factors” in Turnstone’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents Turnstone has filed, or will file, with the SEC

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 4, 2025, titled "Turnstone Biologics Corp. Announces Plans to Explore Strategic Alternatives"
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURNSTONE BIOLOGICS CORP.

Date: February 4, 2025	By:	/s/ Sammy Farah
Sammy Farah, M.B.A., Ph.D.
President and Chief Executive Officer and Director